Segment information	12 Months Ended
Dec. 31, 2024
Disclosure of operating segments [abstract]
Segment information	Segment information
The Group has two reportable segments: Premium and Ad-Supported. Revenue for the Premium segment is generated primarily through subscription fees. Revenue for the Ad-Supported segment is primarily generated through the sale of advertising across the Group’s music and podcast content. Royalty costs are primarily recorded in each segment based on specific rates for each segment agreed to with rights holders. All podcast content costs are recorded in the Ad-Supported segment. The costs of providing audiobook content as part of the Premium subscription are recorded in the Premium segment. The remaining costs that are not specifically associated to either of the segments are allocated based on user activity or the revenue recognized in each segment. No operating segments have been aggregated to form the reportable segments.
Key financial performance measures of the segments including revenue, cost of revenue, and gross profit are as follows:

	2024	2023	2022
	(in € millions)
Premium
Revenue	13,819	11,566	10,251
Cost of revenue	9,324	8,231	7,355
Gross profit	4,495	3,335	2,896
Ad-Supported
Revenue	1,854	1,681	1,476
Cost of revenue	1,625	1,619	1,446
Gross profit	229	62	30
Consolidated
Revenue	15,673	13,247	11,727
Cost of revenue	10,949	9,850	8,801
Gross profit	4,724	3,397	2,926
Reconciliation of segment gross profit
Operating expenses, finance income, and finance costs are not allocated to individual segments as these are managed on an overall Group basis. The reconciliation between reportable segment gross profit to the Group’s income/(loss) before tax is as follows:

	2024	2023	2022
	(in € millions)
Segment gross profit	4,724	3,397	2,926
Research and development	(1,486)	(1,725)	(1,387)
Sales and marketing	(1,392)	(1,533)	(1,572)
General and administrative	(481)	(585)	(626)
Finance income	328	161	421
Finance costs	(352)	(220)	(132)
Income/(loss) before tax	1,341	(505)	(370)
For the twelve months ended December 31, 2024, charges of €14 million related to impairment of real estate assets were included within cost of revenue in the Ad-Supported segment. For the twelve months ended December 31, 2023, charges of €29 million related to the write-off of content assets, €12 million of employee severance costs, €8 million of contract terminations and other related costs, and €6 million of real estate impairment charges were included within cost of revenue in the Ad-Supported segment. See Note 15 and Note 5 for additional information.
Revenue by country

	2024	2023	2022
	(in € millions)
United States	6,136	5,225	4,712
United Kingdom	1,483	1,230	1,113
Luxembourg	10	9	7
Other countries	8,044	6,783	5,895
Total	15,673	13,247	11,727
Premium revenue is attributed to a country based on where the membership originates. Ad-Supported revenue is attributed to a country based on where the advertising campaign is delivered. There are no countries that individually make up greater than 10% of total revenue included in “Other countries.”
Non-current assets by country
Non-current assets for this purpose consist of property and equipment and lease right-of-use assets.

	2024	2023	2022
	(in € millions)
Sweden	67	84	142
United States	270	387	529
Other countries	77	76	94
Total	414	547	765
As of December 31, 2024, 2023, and 2022, the Group held no property and equipment in Luxembourg.